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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): October 27, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of October 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-61, Mortgage Pass-Through
                        Certificates, Series 2005-61).

                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                     333-125902              87-0698307
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

4500 Park Granada
Calabasas, California                                91302
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(Address of Principal                              (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange
        Act (17 CFR 240.14a-12(b))

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Section 9      Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

        (a)    Financial statements of business acquired.

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.

        (c)    Exhibits.

        5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

        23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.



                                                  By:  /s/ Darren Bigby
                                                       ----------------
                                                  Darren Bigby
                                                  Vice President



Dated:  October 27, 2005

                                 Exhibit Index

Exhibit                                                                Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                       5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                              5